SCOPE OF CONSOLIDATION	12 Months Ended
Dec. 31, 2023
Basis Of Consolidation [Abstract]
SCOPE OF CONSOLIDATION	NOTE 2: SCOPE OF CONSOLIDATION
2.1 Basis of consolidation
The consolidated financial statements include the accounts of the Company, its subsidiaries and its interests in associated companies and joint arrangements. Subsidiaries are consolidated from the date the Company obtains control (ordinarily the date of acquisition) until the date control ceases. The Company controls an entity when the Company is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
Associates are those companies over which the Company has the ability to exercise significant influence on the financial and operating policy decisions, which it does not control. Generally, significant influence is presumed to exist when the Company holds more than 20% of the voting rights. Joint arrangements, which include joint ventures and joint operations, are those over whose activities the Company has joint control, typically under a contractual arrangement. In joint ventures, ArcelorMittal exercises joint control and has rights to the net assets of the arrangement. The investment is accounted for under the equity method and therefore recognized at cost at the date of acquisition and subsequently adjusted for ArcelorMittal’s share in undistributed earnings or losses since acquisition, less any impairment incurred. Any excess of the cost of the acquisition over the Company’s share of the net fair value of the identifiable assets, liabilities, and contingent liabilities of the associate or joint venture recognized at the date of acquisition is considered as goodwill. The goodwill, if any, is included in the carrying amount of the investment and is evaluated for impairment as part of the investment. The consolidated statements of operations include the Company’s share of the profit or loss of associates and joint ventures from the date that significant influence or joint control commences until the date significant influence or joint control ceases and any impairment losses. Adjustments to the carrying amount may also be necessary for changes in the Company’s proportionate interest in the investee arising from changes in the investee’s equity that have not been recognized in the investee’s profit or loss. The Company’s share of those changes is recognized directly in the relevant reserve within equity.
The Company assesses the recoverability of its investments accounted for under the equity method whenever there is an indication of impairment. In determining the value in use of its investments, the Company estimates its share in the present value of the projected future cash flows expected to be generated by operations of associates and joint ventures (see also note 2.4.4).
For investments in joint operations, in which ArcelorMittal exercises joint control and has rights to the assets and obligations for the liabilities relating to the arrangement, the Company recognizes its assets, liabilities and transactions, including its share of those incurred jointly.
Investments in other entities, over which the Company and/or its operating subsidiaries do not have the ability to exercise significant influence, are accounted for as investments in equity instruments at FVOCI with any resulting gain or loss, net of related tax effect, recognized in the consolidated statements of other comprehensive income. Realized gains and losses from the sale of investments in equity instruments at FVOCI are reclassified from other comprehensive income to retained earnings within equity upon disposal.
While there are certain limitations on the Company’s operating and financial flexibility arising from the restrictive and financial covenants of one of the Company’s credit facilities described in note 6.1.2, there are no significant restrictions resulting from borrowing agreements or regulatory requirements on the ability of consolidated subsidiaries, associates and jointly controlled entities to transfer funds to the parent in the form of cash dividends to pay commitments as they come due.
Intercompany balances and transactions, including income, expenses and dividends, are eliminated in the consolidated financial statements. Gains and losses resulting from intercompany transactions are also eliminated.
Non-controlling interests represent the portion of profit or loss and net assets not held by the Company and are presented separately in the consolidated statements of operations, in the consolidated statements of other comprehensive income and within equity in the consolidated statements of financial position.
2.2.1 List of subsidiaries
The table below provides a list of the Company’s principal operating subsidiaries at December 31, 2023. Unless otherwise stated, the subsidiaries listed below have share capital consisting solely of ordinary shares or voting interests in the case of partnerships, which are held directly or indirectly by the Company and the proportion of ownership interests held equals to the voting rights held by the Company. The country of incorporation corresponds to their principal place of operations.

Name of Subsidiary	Country	% of Ownership
NAFTA
ArcelorMittal Dofasco G.P.	Canada	100.00%
ArcelorMittal México S.A. de C.V.	Mexico	100.00%
ArcelorMittal Long Products Canada G.P.	Canada	100.00%
ArcelorMittal Texas HBI LLC	USA	80.00%
Brazil and neighboring countries ("Brazil")
ArcelorMittal Brasil S.A.	Brazil	97.08%
Acindar Industria Argentina de Aceros S.A. ("Acindar")	Argentina	100.00%
ArcelorMittal Pecém [1]	Brazil	100.00%
Europe
ArcelorMittal France S.A.S.	France	100.00%
ArcelorMittal Belgium N.V.	Belgium	100.00%
ArcelorMittal España S.A.	Spain	99.85%
ArcelorMittal Flat Carbon Europe S.A.	Luxembourg	100.00%
ArcelorMittal Poland S.A.	Poland	100.00%
ArcelorMittal Eisenhüttenstadt GmbH	Germany	100.00%
ArcelorMittal Bremen GmbH	Germany	100.00%
ArcelorMittal Méditerranée S.A.S.	France	100.00%
ArcelorMittal Belval & Differdange S.A.	Luxembourg	100.00%
ArcelorMittal Hamburg GmbH	Germany	100.00%
ArcelorMittal Duisburg GmbH	Germany	100.00%
ArcelorMittal International Luxembourg S.A.	Luxembourg	100.00%
Africa and Commonwealth of Independent States ("ACIS")
ArcelorMittal South Africa Ltd. ("AMSA")	South Africa	69.22%
JSC ArcelorMittal Temirtau [3]	Kazakhstan	—
PJSC ArcelorMittal Kryvyi Rih ("AM Kryvyi Rih")	Ukraine	95.13%
Mining
ArcelorMittal Mining Canada G.P. and ArcelorMittal Infrastructure Canada G.P. ("AMMC")	Canada	85.00%
ArcelorMittal Liberia Ltd[2]	Liberia	85.00%
1.Acquisition during the year. For more details see note 2.2.4.
2.ArcelorMittal Liberia Ltd is incorporated in Cyprus.
3.On December 7, 2023, the Company completed the sale of ArcelorMittal Temirtau, its Kazakh steel and mining operation see note 2.3.
2.2.2 Translation of financial statements denominated in foreign currency
The functional currency of ArcelorMittal S.A. is the U.S. dollar. The functional currency of each of the principal operating subsidiaries is the local currency, except for ArcelorMittal México, AMMC, ArcelorMittal Liberia Ltd, ArcelorMittal International Luxembourg, whose functional currency is the U.S. dollar and ArcelorMittal Poland, whose functional currency is the euro.
Transactions in currencies other than the functional currency of a subsidiary are recorded at the rates of exchange prevailing at the date of the transaction. Monetary assets and liabilities in currencies other than the functional currency are remeasured at the rates of exchange prevailing on the date of the consolidated statements of financial position and the related translation gains and losses are reported within financing costs in the consolidated statements of operations. Non-monetary items that are carried at cost are translated using the rate of exchange prevailing at the date of the transaction. Non-monetary items that are carried at fair value are translated using the exchange rate prevailing when the fair value was determined and the related translation gains and losses are reported in the consolidated statements of comprehensive income.
Upon consolidation, the results of operations of ArcelorMittal’s subsidiaries, associates and joint arrangements whose functional currency is other than the U.S. dollar are translated into U.S. dollar at the monthly average exchange rates and assets and liabilities are translated at the year-end exchange rates. Translation adjustments are recognized directly in other comprehensive income and are included in net income (including non-controlling interests) only upon sale or liquidation of the underlying foreign subsidiary, associate or joint arrangement.
Since July 1, 2018, Argentina has been considered a highly inflationary country and therefore the financial statements of the Company's long production facilities Acindar Industria Argentina de Aceros S.A. ("Acindar") in Argentina, using a historical cost approach, are adjusted prospectively to reflect the changes in the general purchasing power of the local currency before being translated into U.S. dollar at the year-end exchange rate. The Company used an estimated general price index (Consumer Price Index "IPC") which changed by 211.4%, 94.8% and 50.3% for the year ended December 31, 2023, 2022 and 2021, respectively, for this purpose. As a result of the inflation-related adjustments on non-monetary items, a loss of 105 and 4 and a gain of 33 was recognized in net financing costs for the year ended December 31, 2023, 2022 and 2021, respectively.
Since 2010 Venezuela has been considered a hyperinflationary economy and therefore the financial statements of Unicon are adjusted to reflect the changes in the general purchasing power of the local currency before being translated into U.S. dollar. The Company used estimated general price indices which changed by 190%, 207% and 686% for the years ended December 31, 2023, 2022 and 2021, respectively, for this purpose. As a result of the inflation related adjustments a gain of 8, 5 and 14 was recognized in net financing cost for the years ended December 31, 2023, 2022 and 2021, respectively.
2.2.3 Business combinations
Business combinations are accounted for using the acquisition method as of the acquisition date, which is the date on which control is transferred to ArcelorMittal. The Company controls an entity when it is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
The Company measures goodwill at the acquisition date as the total of the fair value of consideration transferred, plus the proportionate amount of any non-controlling interest, plus the fair value of any previously held equity interest in the acquiree, if any, less the net recognized amount (generally at fair value) of the identifiable assets acquired and liabilities assumed.
In a business combination in which the fair value of the identifiable net assets acquired exceeds the cost of the acquired business, the Company reassesses the fair value of the assets acquired and liabilities assumed. If, after reassessment, ArcelorMittal’s interest in the net fair value of the acquiree’s identifiable assets, liabilities and contingent liabilities exceeds the cost of the business combination, the excess (bargain purchase) is recognized immediately as a reduction of cost of sales in the consolidated statements of operations.
Any contingent consideration payable is recognized at fair value at the acquisition date and any costs directly attributable to the business combination are expensed as incurred.
2.2.4 Acquisitions
In January 2023, ArcelorMittal Brasil settled the undisputed amount it accepts as the value of the Votorantim put option for 179 (see note 11.5.2).
On March 9, 2023, following receipt of customary regulatory approvals, ArcelorMittal completed the acquisition of Companhia Siderúrgica do Pecém subsequently renamed ArcelorMittal Pecém for total cash consideration of 2,193. The Company recognized acquisition-related costs of 4 in selling, general and administrative expenses. ArcelorMittal Pecém is a world-class operation, producing high-quality slab at a globally competitive cost. ArcelorMittal Pecém’s state-of-the-art steel facility in the state of Ceará in northeast Brazil was commissioned in 2016 and produced its first slabs in June of that year. It operates a three-million tonne capacity blast furnace and has access via conveyors to the Port of Pecém, a large scale, deep water port located 10 kilometers from the plant. ArcelorMittal Pecém operates within Brazil’s first Export Processing Zone, and benefits from various tax incentives including a low corporate income tax rate. The Company completed its measurement of the acquisition-date fair value of the identifiable assets and liabilities of ArcelorMittal Pecém. Acquired current assets and other liabilities include 2,605 and 2,605 of restricted cash held in escrow and debt, respectively, which were settled after acquisition date. The Company presented these settlements as non-cash transactions in the consolidated statements of cash flows. It recognized also 3,123 (including trade receivables of 60), 1,824 and 100 of current assets, property, plant and equipment and intangible assets, respectively. ArcelorMittal recognized 164 goodwill resulting from operational and financial synergies. Revenue and net income since acquisition date were 1,497 and 340, respectively. ArcelorMittal Pecém is part of the Brazil reportable segment.
During the first half of 2023, the Company also completed two acquisitions relating to ArcelorMittal Downstream Solutions within the Europe reportable segment ("AMDS acquisitions"). On January 3, 2023, ArcelorMittal completed the acquisition of Riwald Recycling, a state-of-the-art ferrous scrap metal recycling business based in the Netherlands. The acquisition is part of ArcelorMittal's strategy of increasing the use of scrap steel to lower CO2 emissions from steelmaking in both the EAF and BF-BOF routes. On March 10, 2023, the Company also completed the acquisition of the German insulation panel manufacturer Italpannelli Germany (subsequently renamed Trier Insulated Panels), which will complement the existing geographic presence and strengthen the product portfolio of ArcelorMittal Downstream Solutions' construction business. The total cash consideration paid for the AMDS acquisitions was €144 million (152 net of cash acquired of 4) including debt assumed of 15. The Company completed the measurement of the acquisition-date fair value of the identifiable assets and liabilities of the AMDS acquisitions and recognized goodwill of 57, which is primarily attributable to the expected synergies and other benefits from combining the activities of the AMDS acquisitions with those of the Company. Goodwill is not deductible for income tax purposes. Revenue and net loss since acquisition date were 87 and 4, respectively.
Revenue and net income attributable to the equity holders of the parent of the Company for the twelve months ended December 31, 2023 were 68,579 and 910, respectively, as though ArcelorMittal had completed the ArcelorMittal Pecém and AMDS acquisitions as of January 1, 2023.
During 2022, among others, the Company completed the acquisition of three specialist scrap metal recyclers as the Company continually seeks to enhance its ability to source scrap steel, a key raw material which supports the ArcelorMittal’s ability to reduce its carbon emissions from steelmaking in both the EAF and BF-BOF routes.
On February 28, 2022, ArcelorMittal acquired John Lawrie Metals Limited ("JLM"), a UK based leading consolidator of ferrous scrap metal, for total consideration of £35 million (43 net of cash acquired of 5). The Company completed its measurement of the acquisition-date fair value of the identifiable asset and liabilities of JLM. Revenue and net income since acquisition date till December 31, 2022 were 49 and 3, respectively. JLM is part of the Europe reportable segment.
On May 2, 2022, ArcelorMittal completed the acquisition of Architectural Steel Limited ("ASL"), a UK based manufacturer of bespoke metal fabrications and flashings for building envelopes to strengthen ArcelorMittal Downstream Solutions' construction business within the Europe segment. Total consideration was £36 million (39 net of cash acquired of 6). The Company completed its measurement of the acquisition-date fair value of the identifiable asset and liabilities of ASL. Revenue and net income since acquisition date till December 31, 2022 were 14 and 3, respectively.
On May 9, 2022, in order to strengthen the Company's plate operations in the Europe reportable segment in selected downstream and distribution activities, ArcelorMittal increased its interest in the former associate Centro Servizi Metalli S.p.A. ("CSM"), a stainless plate processing business with operations mainly in Italy and Poland, from 49.29% to 91.68% through the acquisition of a 42.39% controlling stake for €13.5 million (7 net of cash acquired of 7). The Company completed its measurement of the acquisition-date fair value of the identifiable asset and liabilities of CSM and recognized a 3 bargain purchase gain in cost of sales. Revenue and net income since acquisition date till December 31, 2022 were 76 and 8, respectively.
On June 30, 2022, ArcelorMittal completed the acquisition of an 80% interest in voestalpine’s world-class Hot Briquetted Iron ("HBI") plant located in Corpus Christi, Texas and subsequently renamed ArcelorMittal Texas HBI LLC ("ArcelorMittal Texas HBI") for total consideration of 817 (805 net of cash acquired of 12) including certain post-closing adjustments. The Company recognized acquisition-related costs of 7 in selling, general and administrative expenses. The facility has an annual capacity of two million tonnes of HBI, a high-quality feedstock made through the direct reduction of iron ore which is used to produce high-quality steel grades in an EAF, but which can also be used in blast furnaces, resulting in lower coke consumption. HBI is a premium, compacted form of DRI developed to overcome issues associated with shipping and handling DRI. voestalpine has retained a 20% interest in the plant with a corresponding offtake agreement with an initial ten-year term renewable as long as voestalpine retains any interest in ArcelorMittal Texas HBI. ArcelorMittal would own 100% of any future development of operations. The remaining balance of production will be delivered to third parties under existing supply contracts, and to ArcelorMittal facilities, including to AM/NS Calvert in Alabama, upon the commissioning of its 1.5 million tonne EAF. Pursuant to the purchase agreement, voestalpine's 20% interest is subject to a call option exercisable by ArcelorMittal upon termination of the offtake agreement or failure by voestalpine to purchase the offtake volume and a put option exercisable by voestalpine at the end of the fifth, tenth and fifteenth year subsequently to the acquisition date. The Company did not ascribe any value to the call option but recognized a 177 financial liability at amortized cost measured at the present value of the redemption amount of the written put option based on the lower of equity value increased by an annual contractual return and fair value. The Company completed its measurement of the acquisition-date fair value of the identifiable assets and liabilities of ArcelorMittal Texas HBI. It recognized 283 (including trade receivables of 124), 949 and 11 of current assets, property, plant and equipment and intangible assets, respectively. ArcelorMittal recognized a 97 bargain purchase gain in cost of sales as a result of i) ArcelorMittal's agreement for voestalpine to retain a 20% non-controlling interest ii) the above-mentioned offtake agreement and iii) the fair value of property, plant and equipment exceeding its carrying amount. Revenue and net loss since acquisition date till December 31, 2022 were 445 and 35, respectively. ArcelorMittal HBI is part of the NAFTA reportable segment.
On July 1, 2022, the Company completed the combined acquisition of three subsidiaries from environmental services and recycling company ALBA International Recycling (ALBA Metall Süd Rhein-Main GmbH, ALBA Electronics Recycling GmbH and ALBA Metall Süd Franken GmbH in aggregate "ALBA") active in ferrous and non-ferrous metal recycling in Germany for total consideration of 65 of which €51 million (45 net of cash acquired of 9) in cash and deferred consideration of 11. Following the completion of the acquisition-date fair value of the identifiable assets and liabilities of the three companies, the Company recognized goodwill of 22. Revenue and net income since acquisition date till December 31, 2022 were 87 and 1, respectively. ALBA is part of the Europe reportable segment.
On November 19, 2021, the Company completed the acquisition of Condesa Tubos, S.L. ("Condesa"), a joint venture in which it already held a 33% interest, through the acquisition of the remaining 67% stake from a pool of banks for total consideration of €31 million (25 net of cash acquired of 10). The acquisition of Condesa strengthened ArcelorMittal's tubular operations within the Europe segment. Following the completion of the measurement of the acquisition-date fair value of the identifiable assets and liabilities of Condesa, the Company recognized 92, 39 and 10 of current assets, property, plant and equipment and other non-current assets, respectively, and a 24 bargain purchase gain in cost of sales as ArcelorMittal's industrial expertise was considered by the other previous shareholders.
The table below summarizes the final acquisition-date fair value of the assets acquired and liabilities assumed in 2023, 2022 and 2021:

	2023		2022					2021
	ArcelorMittal Pecém	AMDS acquisitions	JLM	ASL	CSM	ArcelorMittal Texas HBI	ALBA	Condesa
Current assets	3,123	25	10	11	68	283	34	92
Property, plant and equipment	1,824	75	10	14	16	949	53	39
Intangible assets	100	32	24	16	—	11	30	—
Other non-current assets	138	8	—	1	1	—	—	10
Total assets	5,185	140	44	42	85	1,243	117	141
Deferred tax liabilities	—	(14)	(8)	(6)	—	(30)	(13)	—
Other liabilities	(3,156)	(46)	(13)	(10)	(51)	(82)	(70)	(84)
Total liabilities	(3,156)	(60)	(21)	(16)	(51)	(112)	(83)	(84)
Net assets acquired	2,029	80	23	26	34	1,131	34	57
Consideration paid net of cash acquired	2,193	152	43	39	7	805	45	25
Deferred consideration	—	—	—	—	—	—	11	—
Non-controlling interests	—	—	—	—	4	229	—	—
Debt assumed	—	(15)	—	—	—	—	—	—
Fair value of previously held interests at acquisition date	—	—	—	—	20	—	—	11
Remeasurement gain relating to the equity interest previously held	—	—	—	—	—	—	—	(3)
Goodwill/(bargain purchase gain)	164	57	20	13	(3)	(97)	22	(24)

2.3 Divestments and assets held for sale
Non-current assets and disposal groups that are classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell. Assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use. The non-current asset, or disposal group, is classified as held for sale only when the sale is highly probable and is available for immediate sale in its present condition and is marketed for sale at a price that is reasonable in relation to its current fair value. Assets held for sale are presented separately in the consolidated statements of financial position and are not depreciated. Gains (losses) on disposal of subsidiaries are recognized in cost of sales, whereas gains (losses) on disposal of investments accounted for under the equity method are recognized in income (loss) from investments in associates, joint ventures and other investments.
An operation is classified as discontinued when it represents a separate major line of business or geographical area of operations that either has been disposed of or is classified as held for sale. Discontinued operations are reported on a single line in the Company's consolidated statements of operations. It reflects the after-tax net income from discontinued operations until the date of disposal and the gains or losses net of taxes realized on the disposals of these operations. In addition, cash flows generated by the discontinued operations are reported on a separate line in the consolidated statement of cash flows for the relevant periods.
Divestments in 2023
On December 7, 2023, ArcelorMittal completed the sale of ArcelorMittal Temirtau, its steel and mining operations in Kazakhstan, to Qazaqstan Investment Corporation ("QIC"), a state-controlled direct investment fund. Under the terms of the transaction, on closing ArcelorMittal received consideration of 286 (254 net of cash disposed of 24 and 8 transaction costs) for net assets and a further 250 as repayment of outstanding intra-group receivables. ArcelorMittal will also receive an additional sovereign-fund guaranteed payment of 450, paid in four equal annual installments, as repayment of an intra-group loan. All ArcelorMittal Temirtau assets were transferred on an ‘as is’ operational basis, meaning QIC assumed control and accountability for ArcelorMittal Temirtau’s operations. As a result of loss of control, the Company derecognized assets and liabilities of 1,650 and 1,372, respectively. ArcelorMittal recognized in cost of sales a 732 impairment loss of property, plant and equipment upon measuring the recoverable amount based on sales proceeds (see note 5.3). The Company also recognized in cost of sales a 194 impairment loss of goodwill following the allocation to the disposal group of a portion of the ACIS goodwill in proportion of the consideration received to the total recoverable amount of ACIS operations (see notes 5.1 and 5.3). In addition, it reclassified 1,469 of foreign exchange translation losses from other comprehensive income to cost of sales in the consolidated statements of operations.
Divestments in 2021
On March 4, 2020, ArcelorMittal executed an amendment (the “Amendment Agreement”) to the original lease agreement with the Ilva Commissioners with a conditional obligation to purchase the former Ilva business units ("ArcelorMittal Italia") in an extraordinary administration insolvency procedure. The Amendment Agreement outlined the terms for a significant equity investment by an Italian state-sponsored entity, thereby forming the basis for an important new partnership between ArcelorMittal and the Italian government, with the investment agreement to be executed by November 30, 2020. The Amendment Agreement also provided for a 50% reduction in the quarterly rental payments payable by ArcelorMittal, with the balance being due upon closing of the purchase obligation. On December 10, 2020, the Company entered into an investment agreement with Invitalia - Agenzia nazionale per l'attrazione degli investimenti e lo sviluppo d'impresa S.P.A (“Invitalia”), the party designated by the Italian government to be the government-sponsored investor as contemplated in the Amendment Agreement, in order to create a partnership between Invitalia and the Company to support the completion of the purchase obligation.
On December 14, 2020, ISP exercised its put option for €111 million (135) to sell its share in ArcelorMittal Italia to the Company and the liability it had recognized upon acquisition of ArcelorMittal Italia was derecognized.
The investment agreement includes two capital increases:
•The first investment of €400 million (476) which was completed on April 14, 2021 provided Invitalia with 50% voting and governance rights and therefore joint control over AM InvestCo with a 38% shareholding;
•The second investment of up to €680 million was payable on closing of the purchase obligation, which was subject to the satisfaction of various conditions precedent by May 2022. On May 31, 2022, following an amendment to the investment agreement signed between ArcelorMittal and Invitalia, the latest date for the second equity injection was extended to May 31, 2024. At the end of December 2022, ArcelorMittal, the Italian Government and Invitalia agreed, among other things, to accelerate the funding originally envisaged to occur in connection with the acquisition of Ilva’s assets (see note 2.4.1).
Subsequently to April 14, 2021, Acciaierie d'Italia Holding (formerly AM InvestCo) operates independently and as such has its own funding plans. Its main operating subsidiary ArcelorMittal Italia was renamed Acciaierie d'Italia. As a result of loss of control, the Company derecognized assets (including 199 of cash pooling receivable from the Company and subsequently settled) and liabilities of 4,639 and 3,873, respectively, and accounted for its 62% interest in the joint venture under the equity method at its fair value of 1,205. The Company recognized in cost of sales a gain of 104 including the reclassification from other comprehensive income to the consolidated statements of operations of foreign exchange translation losses and other for 283. The fair value measurement was determined using a discounted cash flow model and Level 3 unobservable inputs.
The table below summarizes the significant divestments completed in 2023 and 2021 (there were no divestments in 2022):

	2023	2021
	ArcelorMittal Temirtau	Acciaerie d'Italia
Cash and cash equivalents	24	4
Other current assets	645	2,446
Intangible assets	—	17
Property, plant and equipment	972	1,875
Other assets	9	297
Total assets	1,650	4,639
Current liabilities	882	2,204
Other long-term liabilities	490	1,669
Total liabilities	1,372	3,873
Total net assets	278	766
% of net assets sold	100%	100%
Total net assets disposed of	278	766
ArcelorMittal retained interest 62%	—	1,205
Goodwill allocation	(194)	(52)
Consideration	278	—
Reclassification of foreign exchange and other	(1,469)	(283)
Gain (loss) on disposal/derecognition	(1,663)	104
2.4 Investments in associates and joint arrangements
The carrying amounts of the Company’s investments accounted for under the equity method were as follows:

	December 31,
Category	2023	2022
Joint ventures	5,611	6,372
Associates	3,109	3,060
Individually immaterial joint ventures and associates[1]	1,358	1,333
Total	10,078	10,765
1.Individually immaterial joint ventures and associates represent in aggregate less than 20% of the total carrying amount of investments in joint ventures and associates at December 31, 2023 and 2022, and none of them have a carrying value exceeding 150 at December 31, 2023 and 2022.
2.4.1 Joint ventures
The following tables summarize the latest available financial information and reconcile it to the carrying value of each of the Company’s material joint ventures, as well as the income statement of the Company’s material joint ventures:

	December 31, 2023
Joint Ventures	AMNS India	Calvert	VAMA	Tameh	Borçelik	Al Jubail	VdSA	Total
Place of incorporation and operation [1]	India	United States	China	Poland	Turkey	Saudi Arabia	Brazil
Principal Activity	Integrated flat steel producer [4,5]	Automotive steel finishing [6]	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel [2,3]	Production and sale seamless line pipes and tubes	Renewable energy production and supply
Ownership and voting rights at December 31, 2023	60.00%	50.00%	50.00%	50.00%	50.00%	33.34%	55.00%
Current assets	3,653	1,798	853	389	559	935	93	8,280
of which cash, cash equivalents and restricted cash	926	83	201	46	12	297	3	1,568
Non-current assets	10,208	2,125	788	454	238	1,149	190	15,152
Current liabilities	1,617	1,017	557	462	329	542	7	4,531
of which trade and other payables and provisions	1,310	169	449	368	323	404	7	3,030
Non-current liabilities	6,763	1,103	51	37	39	633	—	8,626
of which trade and other payables and provisions	997	—	1	28	39	61	—	1,126
Non-controlling interest	27	—	—	—	—	—	—	27
Net assets attributable to equity holders of the parent	5,454	1,803	1,033	344	429	909	276	10,248
Company's share of net assets	3,272	902	517	172	215	303	151	5,532
Adjustments for differences in accounting policies and other	139	(6)	—	(20)	(40)	6	—	79
Carrying amount in the statements of financial position	3,411	896	517	152	175	309	151	5,611
Revenue	6,710	4,860	1,787	945	1,549	1,205	—	17,056
Depreciation and amortization	(446)	(70)	(36)	(37)	(25)	(69)	—	(683)
Interest income	54	—	2	2	1	—	—	59
Interest expense	(207)	(51)	(5)	(14)	(35)	(49)	—	(361)
Income tax benefit (expense)	(279)	—	(53)	(7)	(33)	21	—	(351)
Income (loss) from continuing operations	1,070	99	352	7	29	274	—	1,831
Other comprehensive income (loss)	(998)	(20)	—	(14)	(6)	—	—	(1,038)
Total comprehensive income (loss)	72	79	352	(7)	23	274	—	793
Cash dividends received by the Company	—	58	—	—	21	—	—	79
1.The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic.
2.Ownership interest in Borçelik was 45.33% and 50.00% based on issued shares and outstanding shares, respectively, at December 31, 2023; voting interest was 48.01% at December 31, 2023.
3.Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.
4.Adjustments in AMNS India correspond primarily to transaction costs incurred to set up the joint venture and the fair value of the guarantee of the joint venture's debt (see note 9.4).
5.Includes AMNS Luxembourg, AMNS India and intermediate holding entities.
6.Adjustments in Calvert primarily relate to differences in accounting policies regarding inventory valuation.

	December 31, 2022
Joint Ventures	AMNS India	Acciaierie d'Italia	Calvert	VAMA	Tameh	Borçelik	Al Jubail	Total
Place of incorporation and operation [1]	India	Italy	United States	China	Poland	Turkey	Saudi Arabia
Principal Activity	Integrated flat steel producer [4,5]	Integrated flat steel producer[6]	Automotive steel finishing [7]	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel [2,3]	Production and sale seamless line pipes and tubes
Ownership and voting rights at December 31, 2022	60.00%	62.00%	50.00%	50.00%	50.00%	50.00%	33.34%
Current assets	3,494	2,558	2,019	534	448	624	662	10,339
of which cash, cash equivalents and restricted cash	800	179	216	159	26	70	101	1,551
Non-current assets	9,680	2,765	1,764	761	436	254	1,137	16,797
Current liabilities	1,809	2,754	968	533	434	390	429	7,317
of which trade and other payables and provisions	1,567	1,844	203	388	390	333	265	4,990
Non-current liabilities	5,928	908	975	61	120	34	738	8,764
of which trade and other payables and provisions	602	153	—	—	27	34	29	845
Non-controlling interest	3	—	—	—	—	—	—	3
Net assets attributable to equity holders of the parent	5,434	1,661	1,840	701	330	454	632	11,052
Company's share of net assets	3,260	1,030	920	351	165	227	211	6,164
Adjustments for differences in accounting policies and other	144	146	(36)	—	—	(42)	(4)	208
Carrying amount in the statements of financial position	3,404	1,176	884	351	165	185	207	6,372
Revenue	7,287	4,525	4,969	1,495	1,080	1,868	918	22,142
Depreciation and amortization	(350)	(157)	(67)	(32)	(45)	(25)	(71)	(747)
Interest income	70	—	—	2	3	2	—	77
Interest expense	(162)	(34)	(36)	(5)	(16)	(22)	(43)	(318)
Income tax benefit (expense)	(273)	25	—	(37)	(13)	(55)	(8)	(361)
Income (loss) from continuing operations	323	106	102	249	57	90	29	956
Other comprehensive income (loss)	(139)	—	71	—	6	22	(1)	(41)
Total comprehensive income (loss)	184	106	173	249	63	112	28	915
Cash dividends received by the Company	—	—	65	—	13	52	—	130
1.The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic.
2.Ownership interest in Borçelik was 45.33% and 50.00% based on issued shares and outstanding shares, respectively, at December 31, 2022; voting interest was 48.01% at December 31, 2022.
3.Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.
4.Adjustments in AMNS India correspond primarily to transaction costs incurred to set up the joint venture and the fair value of the guarantee of the joint venture's debt (see note 9.4).
5.Includes AMNS Luxembourg, AMNS India and intermediate holding entities.
6.Includes Acciaierie d'Italia summarized statement of financial position as of December 31, 2022 adjusted for the fair value adjustments at divestment date (see note 2.3).
7.Adjustments in Calvert primarily relate to differences in accounting policies regarding inventory valuation.

			December 31, 2021
Joint Ventures	AMNS India	Acciaierie d'Italia	Calvert	VAMA	Tameh	Borçelik	Al Jubail	Total
Place of incorporation and operation[1]	India	Italy	United States	China	Poland	Turkey	Saudi Arabia
Principal Activity	Integrated flat steel producer [5,6]	Integrated flat steel producer[7]	Automotive steel finishing[8]	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel [2,3,4]	Production and sale seamless line pipes and tubes [9]
Ownership and voting rights at December 31, 2021	60.00%	62.00%	50.00%	50.00%	50.00%	50.00%	29.23%
Current assets	5,536	3,643	2,334	293	356	983	573	13,718
of which cash and cash equivalents	1,285	92	256	56	62	155	88	1,994
Non-current assets	6,260	2,669	1,418	679	497	243	1,197	12,963
Current liabilities	764	3,313	1,162	466	376	723	533	7,337
of which trade and other payables and provisions	620	2,840	202	272	330	581	120	4,965
Non-current liabilities	5,770	1,365	790	8	169	56	640	8,798
of which trade and other payables and provisions	331	1,342	—	—	24	44	45	1,786
Net assets	5,262	1,634	1,800	498	308	447	597	10,546
Company's share of net assets	3,157	1,013	900	249	154	224	175	5,872
Adjustments for differences in accounting policies and other	148	146	(34)	—	—	(29)	(16)	215
Carrying amount in the statements of financial position	3,305	1,159	866	249	154	195	159	6,087
Revenue	7,226	3,291	4,808	1,452	721	1,791	334	19,623
Depreciation and amortization	(378)	(119)	(65)	(34)	(34)	(24)	(42)	(696)
Interest income	53	—	—	3	—	1	—	57
Interest expense	(139)	(12)	(28)	(7)	(6)	(18)	(27)	(237)
Income tax benefit (expense)	(71)	211	—	(12)	(4)	(65)	—	59
Income (loss) from continuing operations	1,436	393	861	95	18	105	(85)	2,823
Other comprehensive income (loss)	818	—	9	—	8	9	—	844
Total comprehensive income (loss)	2,254	393	870	95	26	114	(85)	3,667
Cash dividends received by the Company	—	—	50	—	10	13	—	73
1.The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic.
2.Ownership interest in Borçelik was 45.33% and 50.00% based on issued shares and outstanding shares, respectively, at December 31, 2021; voting interest was 48.01% at December 31, 2021.
3.The non-current liabilities include 39 deferred tax liability.
4.Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in AMNS India correspond primarily to transaction costs incurred to set up the joint venture and the fair value of the guarantee of the joint venture's debt (see note 9.4).
6.Includes AMNS Luxembourg, AMNS India and intermediate holding entities.
7.Includes Acciaierie d'Italia summarized statement of financial position as of December 31, 2021 adjusted for the fair value adjustments at divestment date (see note 2.3). The summarized statement of comprehensive income presents results of Acciaierie d'Italia for the period from April 14, 2021 to December 31, 2021.
8.Adjustments in Calvert primarily relate to differences in accounting policies regarding inventory valuation.
9.The summarized statement of comprehensive income presents results for the full year 2021 including Jubail Energy Services Company ("JESCO") results after July 31, 2021.
AMNS India
AMNS India is an integrated flat carbon steel manufacturer - from iron ore to ready-to-market products with an achievable crude steel capacity of 8.8 million tonnes per annum. Its manufacturing facilities comprise iron making, steelmaking and downstream facilities spread across India.
In 2019, ArcelorMittal and Nippon Steel Corporation ("NSC"), Japan’s largest steel producer and the third largest steel producer in the world, created a joint venture to own and operate AMNS India with ArcelorMittal holding a 60% interest and NSC holding 40%. Through the agreement, both ArcelorMittal and NSC are guaranteed equal board representation and participation in all significant financial and operating decisions. The Company has therefore determined that it does not control the entity, even though it holds 60% of the voting rights. AMNS Luxembourg Holding S.A. ("AMNS Luxembourg") is the parent company of the joint venture. ArcelorMittal's 60% interest is accounted for under the equity method.
AMNS India’s main steel manufacturing facility is located at Hazira, Gujarat in western India. It also has:
–two iron ore beneficiation plants close to the mines in Kirandul and Dabuna, with slurry pipelines that then transport the beneficiated iron ore slurry to the pellet plants in the Kirandul-Vizag and Dabuna-Paradeep systems;
–downstream facilities in Pune, Khopoli and Gandhidham; and
–six service centers in the industrial clusters of Hazira, Indore, Bahadurgarh, Chennai, Kolkata and Pune. It has a complete range of flat rolled steel products, including value added products, and significant iron ore pellet capacity with two main pellet plant systems in Kirandul-Vizag and Dabuna-Paradeep, which have the potential for expansion. Its facilities are located close to ports with deep draft for movement of raw materials and finished goods.
In terms of iron ore pellet capacity, the Kirandul-Vizag system has 8 million tonnes of annual pellet capacity; and the Dabuna-Paradeep system has 12 million tonnes of annual pellet capacity. AMNS India intends to further debottleneck existing operations (steel shop and rolling parts) in the medium term. The first phase of expansion represents capital expenditures of approximately 7.4 billion (0.8 billion for debottlenecking, 1.0 billion for downstream projects and 5.6 billion for upstream projects) and started in October 2022. It aims to increase production at the Hazira facility to 15 million tonnes of rolled products by the first half of 2026 (Phase 1A) following the construction of two blast furnaces (blast furnace 2 to start in 2025 and blast furnace 3 in 2026), the capacity increase of the existing blast furnace 1 from 2 to 3 million tonnes per annum and it includes also a CRM2 complex and galvanizing and annealing line, steel shop, hot strip mill and ancillary equipment (including coke, sinter, networks, power, gas, oxygen plant, etc.) and raw material handling. Feasibility studies are ongoing to further increase production in a second stage from 15 to 20 million tonnes per annum (Phase 1B).
The resolution plan submitted for the acquisition of AMNS India in 2018 includes a capital expenditure plan of approximately 2.6 billion to be implemented in two stages over six years. The first stage involves investments which increase production of finished steel goods to 7.6 million tonnes per annum. It includes capital expenditure projects with respect to third line CSP caster, Paradeep pellet plant (completed), as well as coke oven, second sinter plant and Dabuna beneficiation plant (in progress). The first stage also includes investment in maintenance to restore current assets, the implementation of an environmental management plan and the implementation of ArcelorMittal’s best practices on raw material sourcing, plant operations, sales and product mix (in particular through greater sophistication of the quality and markets of the steel produced with a focus on developing sales to the automotive industry), people management and health & safety. The second stage involving capital expenditure projects to increase the production of finished steel goods from 7.6 million tonnes per annum to 8.6 million tonnes per annum is now included in the expansion investment plan launched in October 2022 as described above.
On March 16, 2020, AMNS Luxembourg entered into a 5.1 billion ten-year term loan agreement with various Japanese banks which is guaranteed by ArcelorMittal and NSC in proportion to their interests in the joint venture. On March 30, 2023, AMNS Luxembourg entered into an additional 5 billion ten-year term loan agreement at floating rate with various Japanese banks. The proceeds of the loan, which is guaranteed by ArcelorMittal and NSC in proportion to their respective interests in the joint venture, will be used for the purposes of financing the expenditures necessary for the implementation of phase 1A of expansion to increase production at the Hazira facility to 15 million tonnes. The loan consists of Tranche A, Tranche B and Tranche C of 2 billion, 1 billion and 2 billion, respectively, is arranged to be disbursed by April 30, 2026 at the request of AMNS Luxembourg.
On November 10, 2022, following the approval of the resolution plan by the National Company Law Tribunal ("NCLT") on October 14, 2022, AMNS India completed the acquisition of Uttam Galva Steels Limited subsequently renamed AMNS Khopoli Limited ("AMNSK"), a downstream steel manufacturer in Maharashtra, for which it had made payments to the financial creditors of AMNSK in 2018 and 2019.
On August 26, 2022, AMNS India announced a definitive agreement with Essar Group to acquire, port, power plants and other logistics and infrastructure assets in India for a net value of approximately 2.4 billion. Accordingly, it completed the acquisition of a multi-fuel power plant at Hazira on October 19, 2022 as well as a 25 million-tonne jetty at the all-weather deep draft bulk port terminal at Hazira and a 12 million-tonne deep-water jetty at Paradeep on November 15, 2022.
In terms of iron ore mining assets, AMNS India operates the Thakurani mine in the Keonjhar district of Odisha and the Ghoraburhani-Sagasahi mine in the Sudargarh district of Odisha. AMNS India has also made acquisitions of certain ancillary assets including Odisha Slurry Pipeline infrastructure Limited ("OSPIL") which secured an important infrastructure asset for raw material supply to the Paradeep pellet plant and Hazira steel plant and a captive power plant at Paradeep in Odisha.
On May 6, 2023, AMNS India completed the acquisition of Indian Steel Corporation Limited subsequently renamed AMNS Gandhidham specialized in cold-rolled, galvanized and non-ferrous steel products for the automotive, construction, home appliance and general engineering sectors.
Acciaierie d'Italia
Acciaierie d'Italia is the leading steel producer in Italy and produces high-quality and sustainable steel to be used in a range of vital industry sectors across the domestic steel market such as construction, energy, automotive, home appliances, packaging and transport and for international export. Acciaierie d'Italia has operations across various structurally linked operating sites including Europe’s biggest single-site integrated steel facility in Taranto and rolling mills in Genova and Novi Ligure. Genova is also an important hub in terms of intermodal logistics.
On April 14, 2021, pursuant to the investment agreement signed on December 10, 2020 forming a public-private partnership between Invitalia and ArcelorMittal and providing Invitalia joint control rights, ArcelorMittal recorded its 62% interest at its fair value of 1,205 (see 2.3) at the initial recognition of Acciaierie d'Italia as equity method investment.

On May 31, 2022, Acciaierie d’Italia Holding and Ilva signed an amendment to the Ilva lease agreement (with a conditional purchase obligation) to, among other changes, extend the longstop date for the fulfillment of the conditions precedent (and, therefore, the term of the lease of the Ilva business) by two years until May 31, 2024. In parallel, ArcelorMittal and Invitalia signed an amendment to their investment agreement to extend the latest date for the second equity injection to May 31, 2024 to coincide with the latest date for the fulfillment of the conditions precedent for the purchase of the Ilva business assets and to reflect certain other circumstances. This amendment to the investment agreement confirms Acciaierie d’Italia Holding’s ownership and governance structure until May 2024. At the end of December 2022, in order to address the financial consequences on the Acciaierie d’Italia group of the unprecedented spike in energy costs caused by the Ukraine crisis, ArcelorMittal, the Italian Government and Invitalia agreed, among other things, to accelerate the funding originally envisaged to occur in connection with the acquisition of Ilva’s assets, consisting in particular of €680 million from Invitalia and €70 million from ArcelorMittal (corresponding to an equivalent amount of receivables towards the Acciaierie d’Italia Group), in the form of a convertible shareholder loan made available on February 14, 2023, as a result of which, upon conversion, Invitalia’s stake in Acciaierie d’Italia Holding would be increased to 60% and ArcelorMittal’s would reduce to 40%. The settlement of Invitalia’s shareholder loan was completed on February 17, 2023.
On February 20, 2024, the Italian Government issued a decree placing Acciaierie d’Italia in extraordinary administration subsequent to the request of Invitalia, thereby passing control of the company from its current shareholders, ArcelorMittal and Invitalia, to government appointed commissioners. Acciaierie d’Italia will in all likelihood not be able to complete the acquisition of Ilva’s assets.
VAMA
Valin ArcelorMittal Automotive Steel (“VAMA”) is a joint venture between ArcelorMittal and Hunan Valin which produces steel for high-end applications in the automobile industry. VAMA supplies international automakers and first-tier suppliers as well as Chinese car manufacturers and their supplier networks. In April 2023 VAMA announced the start of production for its second continuous galvanization line with an annual capacity of 450,000 tonnes, bringing its total capacity to 2 millions tonnes per year. Equipment is currently in the ramp-up phase which is expected to be completed by the second half of 2024.
Calvert
AM/NS Calvert ("Calvert"), a joint venture between the Company and NSC, is a steel processing plant in Calvert, Alabama, United States. Calvert had a 6-year agreement to purchase 2 million tonnes of slabs annually from ThyssenKrupp Steel USA ("TK CSA"), an integrated steel mill complex located in Rio de Janeiro subsequently acquired by Ternium S.A., using a market-based price formula. The slab purchase agreement with Ternium S.A. was terminated with last purchases concluded in May 2021. The remaining slabs for Calvert's operations are sourced from ArcelorMittal plants in Brazil and Mexico and from Cleveland-Cliffs , which following its acquisition of ArcelorMittal USA entered on December 9, 2020 into a new five-year agreement with Calvert (with an automatic three-year extension unless either party provides notice of intent to terminate) for 1.5 million tonnes annually for the initial term and 0.55 million tonnes annually under the extension and which can be reduced with a six-month notice. ArcelorMittal is principally responsible for marketing the product on behalf of the joint venture. Calvert serves the automotive, construction, pipe and tube, service center and appliance/ HVAC industries.
Calvert plans to invest in an on-site steelmaking facility through a 1.5 million tonnes capacity EAF (producing slabs for the existing operations and replacing part of the purchased slabs). Construction commenced in March 2021 after obtaining all environmental permits, and the facility is expected to start by the end of 2024.
VdSA
On May 5, 2023, following approval by the Brazilian antitrust authority CADE on April 13, 2023, ArcelorMittal formed the joint venture Ventos de Santo Antônio Comercializadora de Energia S.A. ("VdSA") with Casa dos Ventos, one of Brazil’s largest developers and producers of renewable energy projects, to develop a 554 MW wind power project, with ArcelorMittal holding a 55% stake and Casa dos Ventos holding the remaining 45%. The project Ventos de Santo Antonio aims to secure and decarbonize a considerable proportion of the Company's wholly-owned subsidiary ArcelorMittal Brazil’s future electricity needs through a 20-year power purchasing power agreement starting on January 1, 2026. Through the agreement, both ArcelorMittal and Casa dos Ventos are guaranteed equal board representation and participation in all significant financial and operating decisions. The Company has therefore determined that VdSA is a joint venture subject to joint control as it does not control the entity, even though it holds a 55% interest. The Company accounted for its investment in VdSA under the equity method with an initial carrying amount of 147, of which paid cash consideration of 73.
Tameh
Tameh is a joint venture between ArcelorMittal and Tauron Group including four energy production facilities located in Poland and the Czech Republic. Tameh’s objective is to ensure energy supply to the Company’s steel plants in Poland and external customers in the Czech Republic as well as the utilization of steel plant gases for energy production processes.
Following the occurrence of a deadlock situation, both Tauron Group and ArcelorMittal had the ability to exercise a put option right, allowing each partner to sell its shares to the other one. As per the shareholders' agreement, the declaration of acceptance of an offer that is submitted first shall prevail. ArcelorMittal successfully served its declaration on Tauron on January 2, 2024. Tauron challenged this assertion and both parties continue discussions.
Borçelik
Borçelik Çelik Sanayii Ticaret Anonim Şirketi ("Borçelik"), incorporated and located in Turkey, is a joint venture between ArcelorMittal and Borusan Holding involved in the manufacturing and sale of cold-rolled and galvanized flat steel products.
Al Jubail
ArcelorMittal Tubular Products Al Jubail ("Al Jubail") is a state of the art seamless tube mill in Saudi Arabia designed and built to serve the fast growing energy producing markets of Saudi Arabia, the Middle East, North Africa and beyond.
Al Jubail is a joint venture in which the Company owns a 33.34% interest. On July 31, 2021, Al Jubail completed the acquisition of Jubail Energy Services Company ("JESCO"), a leading producer of carbon steel seamless pipes in Saudi Arabia.
The Company had outstanding shareholder loans given to Al Jubail for 109 as of December 31, 2020. In connection with the shareholding reorganization and completion of the acquisition of JESCO, the Company converted its remaining 109 of shareholders loans and 21 of other receivables into equity and made an additional 50 cash injection to partially finance the acquisition. Following the share conversion and capital injections by ArcelorMittal, the Company's shareholding in Al Jubail was diluted from 40.80% to 29.23% as of December 31, 2021. During 2022, the Company made 29 cash injection and converted 14 other receivable into equity. Accordingly, ArcelorMittal's shareholding increased from 29.23% to 33.34%.
2.4.2 Associates
The following table summarizes the financial information and reconciles it to the carrying amount of each of the Company’s material associates, as well as the income statement of the Company’s material associates:

	December 31, 2023
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland [6]	Total
Financial statements reporting date	June 30, 2023	September 30, 2023	September 30, 2023	December 31, 2023
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing [3]	Steel manufacturing [4]	Extraction of iron ore [5]
Ownership and voting rights at December 31, 2023	37.00%	33.43%	35.00%	25.23%
Current assets	3,681	1,919	3,351	720	9,671
Non-current assets	3,124	2,430	2,086	10,572	18,212
Current liabilities	2,909	505	1,857	905	6,176
Non-current liabilities	395	994	940	3,335	5,664
Non-controlling interests	369	125	448	—	942
Net assets attributable to equity holders of the parent	3,132	2,725	2,192	7,052	15,101
Company's share of net assets	1,159	911	767	1,779	4,616
Adjustments for differences in accounting policies and other	—	134	(40)	(1,479)	(1,385)
Other adjustments[2]	48	(190)	20	—	(122)
Carrying amount in the statements of financial position	1,207	855	747	300	3,109
Revenue	3,183	2,800	5,874	536	12,393
Income / (loss) from continuing operations	40	184	222	(227)	219
Other comprehensive income	1	(1)	(25)	—	(25)
Total comprehensive income (loss)	41	183	197	(227)	194
Cash dividends received by the Company	5	43	35	—	83
1.The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.
2.Other adjustments correspond to the difference between the carrying amount at December 31, 2023 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose translated with closing rates as of the reporting dates described in the table above.
3.The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies and is mainly linked to property, plant and equipment, inventory and pension.
4.Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in Baffinland primarily relate to differences in accounting policies regarding recognized goodwill. In September 2020, following a legal reorganization that was not a business combination for the Company, its share of fair value remeasurement of 1.5 billion was not recognized in the carrying amount of Baffinland.
6.Following a legal reorganization in September 2020, the Company holds an indirect interest in Baffinland through Nunavut Iron Ore Inc.

	December 31, 2022
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland[6]	Total
Financial statements reporting date	June 30, 2022	September 30, 2022	September 30, 2022	December 31, 2022
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing [3]	Steel manufacturing [4]	Extraction of iron ore [5]
Ownership and voting rights at December 31, 2022	37.00%	33.43%	35.00%	25.23%
Current assets	5,081	1,827	3,400	758	11,066
Non-current assets	3,218	2,257	1,802	10,700	17,977
Current liabilities	4,134	640	2,067	770	7,611
Non-current liabilities	314	863	815	3,379	5,371
Non-controlling interests	348	115	416	—	879
Net assets attributable to equity holders of the parent	3,503	2,466	1,904	7,309	15,182
Company's share of net assets	1,296	824	666	1,844	4,630
Adjustments for differences in accounting policies and other	—	150	(43)	(1,488)	(1,381)
Other adjustments[2]	(56)	(183)	50	—	(189)
Carrying amount in the statements of financial position	1,240	791	673	356	3,060
Revenue	3,857	2,715	5,628	482	12,682
Income / (loss) from continuing operations	190	428	236	(136)	718
Other comprehensive income (loss)	4	18	62	—	84
Total comprehensive income (loss)	193	446	298	(136)	801
Cash dividends received by the Company	28	10	26	—	64
1.The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.
2.Other adjustments correspond to the difference between the carrying amount at December 31, 2022 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose as of the reporting dates described in the table above.
3.The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies and is mainly linked to property, plant and equipment, inventory and pension.
4.Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in Baffinland primarily relate to differences in accounting policies regarding revaluation of fixed assets and locally recognized goodwill. In September 2020, following a legal reorganization that was not a business combination for the Company, its share of provisional fair value remeasurement of 1.5 billion was not recognized in the carrying amount of Baffinland.
6.Following a legal reorganization in September 2020, the Company holds an indirect interest in Baffinland through Nunavut Iron Ore Inc.

	December 31, 2021
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland [6]	Total
Financial statements reporting date	June 30, 2021	September 30, 2021	September 30, 2021	December 31, 2021
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing [3]	Steel manufacturing [4]	Extraction of iron ore [5]
Ownership and voting rights at December 31, 2021	37.00%	33.43%	35.00%	25.23%
Current assets	4,636	1,364	2,840	479	9,319
Non-current assets	2,978	2,668	1,797	10,790	18,233
Current liabilities	3,571	472	1,568	477	6,088
Non-current liabilities	533	1,107	716	3,365	5,721
Non-controlling interests	88	103	415	—	606
Net assets attributable to equity holders of the parent	3,422	2,350	1,938	7,427	15,137
Company's share of net assets	1,266	786	678	1,874	4,604
Adjustments for differences in accounting policies and other	—	55	(47)	(1,488)	(1,480)
Other adjustments [2]	66	(191)	(14)	—	(139)
Carrying amount in the statements of financial position	1,332	650	617	386	2,985
Revenue	3,863	2,011	4,465	676	11,015
Net income (loss)	250	(44)	197	(45)	358
Other comprehensive income (loss)	—	7	33	—	40
Total comprehensive income (loss)	250	(37)	230	(45)	398
Cash dividends received by the Company	36	—	17	—	53
1.The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.
2.Other adjustments correspond to the difference between the carrying amount at December 31, 2021 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose as of the reporting dates described in the table above.
3.The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies, and is mainly linked to property, plant and equipment, inventory and pension.
4.Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in Baffinland primarily relate to differences in accounting policies regarding revaluation of fixed assets and locally recognized goodwill. In September 2020, following a legal reorganization that was not a business combination for the Company, its share of provisional fair value remeasurement of 1.5 billion was not recognized in the carrying amount of Baffinland.
6.Following a legal reorganization in September 2020, the Company holds an indirect interest in Baffinland through Nunavut Iron Ore Inc.
China Oriental
China Oriental Group Company Limited (“China Oriental”) is a Chinese integrated iron and steel company listed on the Hong Kong Stock Exchange (“HKEx”). The China Oriental Group has manufacturing plants in Hebei Province and Guangdong Province of the People’s Republic of China (the “PRC”) and sells mainly to customers located in the PRC. The China Oriental Group also carries out property development business which is mainly in the PRC.
DHS Group
DHS - Dillinger Hütte Saarstahl AG (“DHS Group”), incorporated and located in Germany, is a leading producer of heavy steel plates, cast slag pots and semi-finished products, such as pressings, pressure vessel heads and shell sections in Europe. The DHS Group also includes a further rolling mill operated by Dillinger France in Dunkirk (France).
Gonvarri Steel Industries
Holding Gonvarri SL (“Gonvarri Steel Industries”) is dedicated to the processing of steel. The entity is a European leader in steel service centers and renewable energy components, with strong presence in Europe and Latin America.
Baffinland
Baffinland Iron Mines Corporation ("Baffinland") owns the Mary River project, which has direct shipping, high grade iron ore on Baffin Island in Nunavut (Canada).
2.4.3 Other associates and joint ventures that are not individually material
The Company has interests in a number of other joint ventures and associates, none of which are regarded as individually material. The following table summarizes the financial information of all individually immaterial joint ventures and associates that are accounted for using the equity method:

	December 31, 2023			December 31, 2022
	Associates	Joint Ventures	Total	Associates	Joint Ventures	Total
Carrying amount of interests in associates and joint ventures	481	877	1,358	422	911	1,333
Share of:
Income from continuing operations	56	81	137	79	239	318
Other comprehensive income (loss)	4	(2)	2	2	5	7
Total comprehensive income (loss)	60	79	139	81	244	325
2.4.4 Impairment of associates and joint ventures
In the fourth quarter of 2023, Acciaierie d'Italia's financial condition has deteriorated due in particular to the continued high cost of energy and the repeal of relief measures for energy-intensive companies. It has been experiencing liquidity issues, which have resulted in conflicts with suppliers. ArcelorMittal, the Italian Government and Invitalia discussed the terms and conditions of a possible support to Acciaierie d'Italia to address its short-term cash needs and the funding requirements to enable it to complete the acquisition of Ilva’s business units but the parties were not able to reach agreement on how to address Acciaierie d'Italia’s funding needs. The Company assessed the above facts as indicators of impairment with respect to its investment, further confirmed by the extraordinary administration of Acciaierie d'Italia effective February 20, 2024 (see note 2.4.1), and performed accordingly a value in use calculation resulting in a 1,405 impairment loss considering the uncertainty about Acciaierie d'Italia's future.
The Company is not aware of any material contingent liabilities related to associates and joint ventures for which it is severally liable for all or part of the liabilities of the associates, nor are there any contingent liabilities incurred jointly with other investors. See note 9.4 for disclosure of commitments related to associates and joint ventures.
2.4.5 Investments in joint operations
The Company had investments in the following joint operations as of December 31, 2023 and 2022:
Peña Colorada
Peña Colorada is an iron ore mine located in Mexico in which ArcelorMittal holds a 50.00% interest. Peña Colorada operates an open pit mine as well as concentrating facility and two-line pelletizing facility. Peña Colorada is part of the NAFTA segment.
2.5 Other investments
Other investments include those investments in equity instruments for which the Company does not have significant influence. The Company irrevocably elected to present the changes in fair value of such equity instruments, which are not held for trading, in other comprehensive income, because these investments are held as long-term strategic investments that are not expected to be sold in the short to medium-term. Other investments include the following:

	December 31,
	2023	2022
Erdemir	205	910
ArcelorMittal XCarb	152	76
Stalprodukt S.A.	65	58
Others	91	75
Investments in equity instruments at FVOCI	513	1,119
The Company’s significant investments in equity instruments at FVOCI at December 31, 2023 and 2022 were the following:
Ereĝli Demir ve Çelik Fabrikalari T.A.S. (“Erdemir”)
Erdemir is the leading steel producer in Turkey and produces plates, hot and cold rolled, tin chromium and zinc coated flat steel and supplies basic inputs to automotive, white goods, pipes and tubes, rolling, manufacturing, electrics-electronics, mechanical engineering, energy, heating equipment, shipbuilding, defense and packaging industries.
During the first half of 2023, the Company's interest in Erdemir decreased from 12% to 4% following the sale at the Istanbul stock exchange of 265 million shares for the net proceeds of 626. As the investment was classified at FVOCI, the accumulated revaluation gain of 333 was transferred from other comprehensive income to retained earnings.
Unrealized (losses) gains recognized in other comprehensive income were (105) and 66 for the year ended December 31, 2023 and 2022, respectively.
Cleveland-Cliffs
Cleveland-Cliffs was historically the largest and oldest independent iron ore mining company in the United States and it became the largest flat-rolled steel company and largest iron ore pellet producer in North America in 2020 after the acquisition of
AK Steel and ArcelorMittal USA. It is vertically integrated from mining through iron making, steelmaking, rolling, finishing and downstream with hot and cold stamping of steel parts and components.
On February 9, 2021 and June 18, 2021, ArcelorMittal completed the sale of 40 million and 38.2 million common shares in Cleveland-Cliffs, respectively, as part of a combined primary and secondary public offering of Cleveland-Cliffs shares for total net proceeds of 1,377. The accumulated gain of 357 (267 net of tax) recognized in other comprehensive income was transferred to retained earnings. On July 28, 2021, Cleveland-Cliffs redeemed the preferred shares and following the completion of the review of the redemption notice, ArcelorMittal received 1,303. The accumulated gain of 543 (411 net of tax) recognized in other comprehensive income was transferred to retained earnings.
ArcelorMittal’s XCarb™ innovation fund
ArcelorMittal has launched an innovation fund which invests up to 100 annually in groundbreaking companies developing pioneering or breakthrough technologies which will accelerate the steel industry's transition to carbon neutral steelmaking.
Since the launch of the XCarbTM innovation fund in March 2021, ArcelorMittal has invested 189, including 66 and 43 in 2023 and 2022, of which 66 and 43, respectively, in equity instruments at FVOCI.
In 2021, ArcelorMittal completed a 30 investment in the carbon recycling company LanzaTech and a 20 investment in Heliogen, a renewable energy technology company. ArcelorMittal is also a lead investor in Form Energy, a company working to accelerate the development of its breakthrough low-cost energy storage technology to enable a reliable, secure, and fully-renewable electric grid year-round, with a 25 equity injection delivered in 2021 and an additional 17.5 in 2022. In addition, in 2022, ArcelorMittal invested 25 in nuclear innovation company TerraPower.
On January 26, 2023, ArcelorMittal invested 36 in Boston Metal, which is developing and commercializing a patented Molten Oxide Electrolysis (MOE) platform for decarbonizing primary steelmaking and is targeting commercialization of this technology by 2026. On June 30, 2023, ArcelorMittal completed also a second 25 investment in TerraPower and on July 4, 2023 invested 5 in Char Technologies which is is developing a high temperature pyrolysis ("HTP") technology that transforms organic waste streams into valuable energy outputs.
Unrealized (losses) gains recognized in other comprehensive income were (18) and 50 for the year ended December 31, 2023 and 2022, respectively.
Stalprodukt S.A.
Stalprodukt S.A. is a leading manufacturer and exporter of highly processed steel products based in Poland. Unrealized gains (losses) recognized in other comprehensive income were 8 and (7) for the year ended December 31, 2023 and 2022, respectively. In 2022 the Company sold 117,187 shares for total consideration of 6. The accumulated loss recognized in other comprehensive income of 2 was transferred to retained earnings.
2.6 Income (loss) from investments in associates, joint ventures and other investments
Income (loss) from investments in associates, joint ventures and other investments consisted of the following:

	Year ended December 31,
	2023	2022	2021
Share in net earnings of equity-accounted companies	1,181	1,193	2,091
Impairment charges	(1,405)	—	—
Gain (loss) on disposal	—	—	16
Dividend income [1]	3	124	97
Total	(221)	1,317	2,204
1.Mainly 117 and 89 dividend income from Erdemir in 2022 and 2021, respectively.
For the year ended December 31, 2021, the gain on disposal corresponded to the gain on dilution of the Company's interest in Al Jubail.